Statements of Financial Position (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Fixed income securities, amortized cost	$ 4,695,151	$ 4,959,541
Equity securities, at cost	209,122	205,549
Short-term, amortized cost	$ 108,277	$ 138,371
Common stock, par value	$ 25	$ 25
Common stock, shares authorized	100,000	100,000
Common stock, shares issued	100,000	100,000
Common stock, shares outstanding	100,000	100,000